SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 1997




                        FOOD LION, INC.
     (Exact name of registrant as specified in its charter)



 North Carolina                  0-6080             56-0660192

(State or other jurisdiction    (Commission         (IRS Employer
ofincorporation)                 File Number)       Identification No.)



P.O. Box 1330, 2110 Executive Drive, Salisbury, North Carolina 28145-1330
                          704-622-8250

(Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                              N.A.

  (Former name or former address if changed since last report)







ITEM 5.  OTHER EVENTS.

     Food Lion, Inc. (the "Company"), or its executive officers and directors on behalf of the Company, may from time to time make "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). The Company is filing this Current Report on Form 8-K to avail itself of the safe harbor provided in the Act with respect to any such (i) forward-looking statements contained in the Company's reports and other documents filed with the Securities and Exchange Commission,
(ii) forward-looking statements contained in press releases or other documents disseminated by or on behalf of the Company to the media, potential investors, securities analysts and others, and (iii) oral forward-looking statements made by the Company's executive officers and directors on behalf of the Company to the media, potential investors, securities analysts and others.

     All statements, other than statements of historical facts, which address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements. Such forward-looking statements include statements regarding the Company's business, including the business of the Company's indirect wholly-owned subsidiary, Kash n' Karry Food Stores, Inc.
The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the Company's reports filed with the
SEC), could affect the Company's actual results and cause actual results to differ materially from those expressed in forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. The Company further cautions that new factors may emerge from time to time. It is not possible for management to predict all of such factors, nor can management assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. As such, forward-looking statements should not be relied upon as a prediction of actual future results. The following discussion includes matters as to which the Company has made forward-looking statements, both orally and in writing. This discussion is intended to provide information as to some of the factors that could cause results to differ materially from those expressed or implied in the forward-looking statements.

     Important factors that could cause actual results to differ materially from those set forth in forward-looking statements regarding the Company's financial condition and results of operations include changes in the economic conditions, particularly in the Company's primary markets; changes in consumer spending; unanticipated costs associated with the Company's store expansion and renovation strategies; competitive practices and pricing in the food industry generally and particularly in the Company's principal markets; the cost of or constraints on the Company's supply of necessary inventory; changes in local, state or federal legislation or regulation; the retirement or loss of services of key personnel; and unanticipated technological problems involving the Company or its vendors.

     The Company's growth plans include expansion through new store development, remodels of its existing stores and acquisitions, where appropriate. Factors that could impact the Company's growth plans include competitive conditions; the Company's ability to develop new stores cost effectively in advantageous locations; the availability and cost of resources (including capital, materials, real estate, labor and contractors) to complete the Company's new store and renovation plans; the availability of appropriate acquisition opportunities; the Company's ability to successfully integrate acquired entities; and unanticipated costs associated with the Company's new store and renovation strategies.

     From time to time, the Company states its estimates of the average range of costs to close a store and its projections of the number of stores it will close in the coming year. While the Company believes that these estimates are accurate at the time they are made, certain factors could cause those projections or results to change from time to time, including general economic and competitive conditions, unanticipated costs associated with store closures, and the age or newness of the stores closed.

     The Company has also stated that it intends to continue to incur costs associated with remodeling stores, which have historically resulted in increased sales in remodeled stores. Factors that could negatively impact such results in the future include diminishing availability of stores suitable for remodeling, unanticipated costs associated with remodels, and changes in general economic and competitive conditions in the markets in which the remodeled stores are located.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                FOOD LION, INC.




Dated: April 7 , 1997            By: \s\ R.  William McCanless
                                 Name: R. William McCanless
                                 Its:  Senior Vice President and
                                       Chief Administrative Officer